EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AmerisourceBergen Corporation (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael D. DiCandilo, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	MICHAEL D. DICANDILO

Michael D. DiCandilo Senior Vice President and Chief Financial Officer August 13, 2003

A signed original of this statement has been provided to AmerisourceBergen Corporation and will be retained by AmerisourceBergen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.